SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Diversified Equity Fund (the “Fund”)

Effective immediately, Thomas C. Biwer, CFA is removed as a portfolio manager to the Fund. All references to Thomas C. Biwer, CFA in the Fund’s Prospectuses and Statement of Additional Information are hereby removed.

July 17, 2020	EGAM070/P903SP2